UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2009

MARSHALL & ILSLEY CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-33488	20-8995389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 North Water Street Milwaukee, Wisconsin	53202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414) 765-7801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

On May 14, 2009, Marshall & Ilsley Corporation (the “Corporation”) entered into an Equity Distribution Agreement (the “Agreement”) with Morgan Stanley & Co. Incorporated (“Morgan Stanley”), pursuant to which the Corporation may issue and sell, from time to time, shares of its common stock, $1.00 par value per share (the “Shares”), having an aggregate offering price of up to $350,000,000 through Morgan Stanley, as the Corporation’s sales agent.

Pursuant to the Agreement, Shares may be sold (the “Offering”) on the New York Stock Exchange or otherwise, at market prices prevailing at the time of sale, at prices related to the prevailing market prices, or at negotiated prices.

The Corporation used its Shelf Registration Statement (the “Registration Statement”) on Form S-3 (Registration No. 333-147162), filed with the Securities and Exchange Commission (the “SEC”) on November 6, 2007, including the base prospectus included therein, and a prospectus supplement filed with the SEC on May 19, 2009 (the “Prospectus Supplement”), to register the sale of the Shares. Prospective investors should read the Prospectus Supplement and all documents incorporated therein.  The Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the material terms of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such exhibit.

On May 19, 2009, the Corporation issued a press release announcing the commencement of the Offering.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Exhibits 5.1 and 23.1 to this Current Report on Form 8-K are filed herewith in connection with the Registration Statement and are incorporated therein by reference.

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.	Description

5.1	Opinion of Godfrey & Kahn, S.C.

23.1	Consent of Godfrey & Kahn, S.C. (included as part of Exhibit 5.1)

99.1	Equity Distribution Agreement, dated May 19, 2009, between Marshall & Ilsley Corporation and Morgan Stanley & Co. Incorporated

99.2	Press Release, dated May 19, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2009	MARSHALL & ILSLEY CORPORATION

By:/s/ Randall J. Erickson
Randall J. Erickson Senior Vice President, Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Godfrey & Kahn, S.C.

23.1	Consent of Godfrey & Kahn, S.C. (included as part of Exhibit 5.1)

99.1	Equity Distribution Agreement, dated May 19, 2009, between Marshall & Ilsley Corporation and Morgan Stanley & Co. Incorporated

99.2	Press Release, dated May 19, 2009